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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 1, 2004

                          REGIONS FINANCIAL CORPORATION
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-6159                  63-0589368
   -----------------------------    ----------------        -------------------
   (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                417 North 20th Street, Birmingham, Alabama 35203
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (205) 944-1300


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Effective on July 1, 2004, each of Regions Financial Corporation ("Regions") and Union Planters Corporation ("Union Planters"), merged into a new company, New Regions Financial Corporation ("New Regions"), pursuant to the Agreement and Plan of Merger dated as of January 22, 2004, by and between Regions and Union Planters (the "Agreement") (the "Merger"). New Regions, which is the surviving corporation in the Merger, was renamed "Regions Financial Corporation" immediately following completion of the Merger. As a result of the Merger, each share of Regions common stock was converted into the right to receive 1.2346 shares of New Regions' common stock and each share of Union Planters common stock was converted into the right to receive one share of New Regions common stock.

     The issuance of New Regions' common stock in the merger was registered under the Securities Act of 1933, as amended, pursuant to New Regions' registration statement on Form S-4 (File No. 333-113154) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on April 29, 2004. The joint proxy statement/prospectus of Regions and Union Planters included in the Registration Statement contains additional information about the transaction and is incorporated by reference herein.

      The common stock, par value $.01 per share, of New Regions is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to subsections (c) and (d) of Rule 12g-3 promulgated under the Exchange Act. New Regions' common stock has been approved for listing on the New York Stock Exchange and will trade under the ticker symbol "RF." The description of New Regions common stock set forth under the caption "Description of New Regions' Capital Stock" in the joint proxy statement/prospectus included in the Registration Statement is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statements of businesses acquired.

                  Pursuant to Item 7(a)(4) of Form 8-K, historical financial statements of Union Planters Corporation required by this Item 7(a) will be filed by amendment to this Form 8-K as soon as practical, and in any case not later than 60 days after the date that this report was required to be filed.

         (b)     Pro forma financial information.

                  Pursuant to Items 7(b)(2) and 7(a)(4) of Form 8-K, unaudited pro forma financial information required by this Item 7(b) will be filed by amendment to this Form 8-K as soon as practical, and in any case not later than 60 days after the date that this report was required to be filed.


         (c)     Exhibits.

                  The exhibits listed in the exhibit index are included as exhibits to this current report on Form 8-K.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REGIONS FINANCIAL CORPORATION



                                       By: /s/ Ronald C. Jackson
                                          -------------------------------------
                                          Ronald C. Jackson
                                          Senior Vice President and Comptroller

Date:   July 1, 2004


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                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger, dated as of January 22, 2004, by and between Regions Financial Corporation and Union Planters Corporation, incorporated by reference to Annex A of the joint proxy statement/prospectus dated April 29, 2004, included in the registration statement on Form S-4 of New Regions Financial Corporation (Registration No. 333-113154).

99.1     Press Release dated July 1, 2004.